Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of American Soil Technology, Inc. (the "Company") on Form 10-KSB/A for the transitional nine month period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl P. Ranno, Chief Executive Officer, President, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Carl P. Ranno
-------------------------------
Carl P. Ranno
Chief Executive Officer, President
and Chief Financial Officer
February 25, 2008